UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-32938 (Commission File Number)	98-0481737 (I.R.S. Employer Identification No.)
27 Richmond Road
Pembroke HM 08, Bermuda
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (441) 278-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
     On May 9, 2006, Allied World and AIG Technologies, Inc. (“AIGT”), a wholly-owned subsidiary of American International Group, Inc. (“AIG”), entered into a Master Services Agreement, as amended (the “Master Services Agreement”), pursuant to which AIGT provided to Allied World and its affiliates certain information technology services, including electronic mail storage and management, remote access services and network data circuit and device management. AIG was one of the Company’s founding investors and is a principal shareholder of the Company.
     On February 28, 2007, Allied World and AIGT mutually agreed to terminate the Master Services Agreement, effective as of December 18, 2006. The services provided by AIGT under the Master Services Agreement are now provided internally by Allied World and its affiliates. The letter agreement terminating the Master Services Agreement is attached hereto as Exhibit 10.1.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 26, 2007, the Compensation Committee of the Board of Directors of the Company approved cash bonus compensation and salary increases for certain executive officers, acting at the discretion of the Compensation Committee. The Compensation Committee based its decisions on a review of personal performance and the performance of the Company in 2006. The Company intends to provide additional information regarding the compensation awarded to the named executive officers in respect of and during the year ended December 31, 2006 in its proxy statement for the 2007 Annual General Meeting of Shareholders.
     The Compensation Committee approved the following compensation with respect to the Company’s named executive officers:

Name	2007 Salary(1)	2006 Bonus

Scott A. Carmilani	$900,000	$900,000
President and Chief Executive
Officer

Joan H. Dillard	$320,000	$330,000
Senior Vice President and Chief
Financial Officer

G. William Davis, Jr.,	$345,000	$400,000
Executive Vice President —
Worldwide Treaty & Facultative
Reinsurance

Wesley D. Dupont	$276,500	$155,000
Senior Vice President, General
Counsel and Secretary

Richard E. Jodoin	$302,500	$210,000
President, Allied World Assurance
Company (U.S.) Inc. and Newmarket
Underwriters Insurance Company

(1)	Effective retroactive to January 1, 2007.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number

10.1	Letter Agreement, dated as of February 28, 2007, by and between Allied World Assurance Company, Ltd and AIG Technologies, Inc., terminating the Master Services Agreement by and between the parties effective as of December 18, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
Dated: March 2, 2007	By:	/s/ Wesley D. Dupont
		Name:	Wesley D. Dupont
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Agreement, dated as of February 28, 2007, by and between Allied World Assurance Company, Ltd and AIG Technologies, Inc., terminating the Master Services Agreement by and between the parties effective as of December 18, 2006.